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                                                                   EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Amendment No. 1 to the registration statement on Form S-3 (Registration No. 333-87415) of our report dated March 12, 1999, relating to the financial statements which appear in RailAmerica, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the reference to our Firm under the heading "Experts" in such Registration Statement.


PricewaterhouseCoopers LLP


Ft. Lauderdale, Florida

January 28, 2000